Exhibit 10.2



                       ASSIGNMENT AND ACCEPTANCE AGREEEMNT


                  This Assignment and Acceptance Agreement, dated as of December 22, 2003, by and between International Imaging Systems, Inc., a Delaware corporation ("Assignor"), and Renewable Assets, Inc., a Delaware corporation ("Assignee").

                  WHEREAS, Assignee is a wholly-owned subsidiary of Assignor;
and

                  WHEREAS, among other businesses, Assignor is engaged in the business of marketing pre-owned, brand name photocopy machines (the "Business") for Office Furniture Warehouse, Inc. ("OFWI") pursuant to the terms and conditions of a certain Marketing Agreement, dated as of December 1, 2003 (the "Marketing Agreement"), by and among, Assignor, OFWI and Sun Coast Imaging Systems, Inc; and

                  WHEREAS, Assignor desires to assign to Assignee the Business, all of Assignor's good will associated with the Business and all of Assignor's rights and obligations under the Marketing Agreement,

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and for good and other valuable consideration, the parties hereto agree as follows:

                  1. Assignor hereby conveys, transfers and assigns to Assignee, to have and to hold forever, all of Assignor's good will associated with the Business and all of Assignor's rights and obligations under the Marketing Agreement.

                  2. Assignee hereby accepts the foregoing assignment and agrees to perform all of Assignor's obligations under the Marketing Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Acceptance Agreement as of the date and year first written above.

                                       INTERNATIONAL IMAGING SYSTEMS, INC.

                                       By: /s/ C. LEO SMITH
                                           -----------------------------
                                           C. Leo Smith, Pres.

                                       RENEWABLE ASSETS, INC.

                                       By: /s/ ALFRED M. SCHIFFRIN
                                           -----------------------------
                                           Alfred M. Schiffrin, Pres.